KHAN FUNDS
                               KHAN GROWTH FUND
                              SEPTEMBER 14, 1998
                         SEMI-ANNUAL REPORT AMENDMENT



INVESTMENT ADVISOR                             CUSTODIAN
Khan Investment Inc.                           Star Bank
714 FM 1960 West, Suite 201                    425 Walnut Street, M.L. 6118
Houston, TX 77090                              Cincinnati, Ohio 45202

TRANSFER AGENT                                 AUDITORS
American Data Services                         KPMG Peat Marwick LLP
P. O. Box 5536                                 700 Louisiana  Street
Hauppauge, New York 11788-0123                 Houston, Texas 77002



Dear Fellow Shareholders:
      As always it gives us here at Khan Funds great pleasure to provide you with our 1998 Semi-Annual report of the Khan Growth Fund. It is with excitement and enthusiasm that we desire to address our performance this past six months, possible upcoming economic concerns, and our investment direction for the next six months. For the period ending June 30th of 1998, the Khan Growth Fund has had a year to date return of 19.8%. Which compares with the Standard & Poor's 500 index return of 17.71%. Since the inception of the Khan Growth Fund on July 9th of 1997 the total investment return is 24.8% as compared to Standard & Poor's 500 index total return of 27.6%.

      Our performance this year has been strong primarily due to participation in the rise of the health care sector. We at Khan Funds have and will continue to focus our attentions on this side of the market, and, we believe, our long-term investment in Bristol Myers Squibb, Pfizer and Merck will continue to increase shareholder wealth in the next upcoming quarters. Furthermore we enjoyed robust gains from our investment in General Electric, Berkshire Hathaway, Chrysler and Microsoft. As we had predicted, both the first and second quarters of the year were marred by the weakened markets in Asia and concerns over technology issues. While companies heavily exposed to these foreign markets were affected, our defensive strategy in primarily quality domestic offerings has and should ultimately continue to produce returns to our shareholders while reducing risk.

PORTFOLIO COMPOSITION
      Since the beginning of 1998, the fund had 2.32% of its net assets in short term investments, the remaining in diversified common stocks, with an emphasis in the healthcare and capital goods sectors. Though our primary focus leans towards a long-term investment in equities, a fair percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

ECONOMIC OUTLOOK
      The resilience of the U.S. economy was shown in the last six months when in spite of a dwindling Asian economy and expected slowdown in consumer spending, the GDP rose 5.4% in the first quarter alone. Because of the robust growth in the first half of 1998, GDP growth should slow to a gain of 1.5% over the next two quarters. Corporate profits should continue to be strong, yet revenue growth may slow to more sustainable levels. The Federal Reserve Bank still seems reluctant to increase interest rates, showing their confidence in the growth experienced by the U.S. economy. The prospect of low inflation, declining interest rates, a balanced budget and sound monetary policy by the Federal Reserve has created an essential mechanism for the economy to continue to excel. With the eventual stabilization of U.S. and World economies, the strategy of the Khan Growth Fund will remain steadfast in its focus and directives.

INVESTMENT STRATEGY
      The strategy of the Fund has been that of investing in the common stock of large capitalization companies, which we believe provide value based on growth of future operating cash flow. We will continue to conduct extensive analysis of the underlying fundamentals of the company, while using technical analysis to take advantage of market inefficiencies. Finally, variable factors such as management performance, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan Growth Fund holdings.
      Here at Khan Funds, our most important asset is you, our shareholders. Through our mutual trust and dependence, we strive for conviction from both ourselves and from you in our investment philosophy. We look forward to what lies ahead in our financial futures and together strive for excellence. The management of the Khan Growth Fund intentionally invests in the fund. We believe that our investment into large quality companies limits market speculation and sensitivity. Furthermore, consistency is a goal we strive for as we look to the next half of 1998 and beyond.

Sincerely,

S. D. Khan
Chairman Khan Funds
THE OUTLOOK AND OPINION EXPRESSED ABOVE REPRESENT THE VIEW OF THE INVESTMENT ADVISOR AS OF AUGUST 11, 1998, AND ARE SUBJECT TO CHANGE AS MARKET AND ECONOMIC EVENTS UNFOLD..

KHAN GROWTH FUND VS. BENCHMARK INDEX
The chart below compares your Fund to a benchmark index. It is intended to give you a general idea how your Fund performed compared to the stock market over the period 12/31/98 -6/30/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with sales charges and includes Fund expenses and management fees. An index reflects the investment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


COMPARATIVE INVESTMENT RETURNS        SINCE DECEMBER 31, 1997 TILL JUNE 30, 1998
--------------------------------------------------------------------------------
(GRAPH)
Khan Growth Fund                $11,980
Standard and Poor's 500 Index   $11,771


* INITIAL INVESTMENT $10,000.
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

o The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.


TOP TEN INDUSTRY SECTORS                       TOP TEN HOLDIONGS
------------------------                       -----------------
HEALTHCARE                18.3%                BERKSHIRE HATHAWAY CL. A   4.75%
CAPITAL GOODS              8.6%                PFIZER                     4.22%
PERSONAL CARE              7.45%               GILLETTE INC.              3.85%
ENERGY                     6.75%               GENERAL ELECTRIC           3.45%
BANKS                      6.53%               MICROSOFT                  3.42%
RETAIL                     6.19%               MERCK & CO.                2.80%
INSURANCE                  6.29%               PROCTOR & GAMBLE           2.76%
ELECTRONICS                5.61%               SBC COMMUNICATIONS         2.42%
FOOD, BEVERAGES &                              JOHNSON & JOHNSON          2.59%
        TOBACCO            5.38%               WAL-MART                   2.39%
AUTO                       5.32%

                                KHAN GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1998

                                                          SHARES  MARKET VALUE
                                                          ------  ------------
 STOCKS -- 97.75%
 ----------------
 Auto Related - 5.32               Chrysler                350        19,731
                                   Ford                    700        41,300
                                   General Motor           400        26,725
                                                                     -------
                                                                      87,756
 Banks  - 6.53%                    Chase Manhattan         750        56,625
                                   Citicorp                260        38,805
                                   HSBC Holdings ADR        50        12,300
                                                                     -------
                                                                     107,730
 Basic Industries - 1.58%          DuPont (EI)
                                    deNemours & Co.        350        26,119
                                                                     -------
                                                                      26,119

 Capital Goods - 8.6%              Allied Signal           250        11,094

                                   Boeing                  195         8,690
                                   Caterpillar             360        19,035
                                   General Electric        625        56,875
                                   Minnesota Mining
                                    Manufacturing          300        24,656
                                   Rockwell International  450        21,628
                                                                     -------
                                                                     141,978

 Communication Services 3.44%      Bell South              250        16,781
                                   SBC Communication      1000        40,000
                                                                     -------
                                                                      56,781

Computers (hardware) -  3.96%      Compaq                1,250        35,469
                                   Hewlett-Packard         500        29,937
                                                                     -------
                                                                      65,406
Computers 3.96%
      (Software & Services) -3.42% Microsoft               520        56,355
                                                                     -------
                                                                      56,355

Electronics - 5.61%                Cisco System            400        36,825
                                   Intel                   280        20,755
                                   Texas Instrument        600        34,987
                                                                     -------
                                                                      92,567

Energy - 8.56%                     British Petroleum       300        26,475
                                   Chevron                 260        21,596
                                   Exxon                   375        26,742
                                   Mobil                   280        21,455
                                   Pennzoil                300        15,187
                                                                     -------
                                                                     111,456

Financial  - 2.01%                 Federal National
                                   Mortg. Ass.             545        33,108
                                                                     -------
                                                                      33,108
Food, Beverages &
  Tobacco -  5.38%                 Coca-Cola               450        38,475
                                   McDonald's Corp         215        14,835
                                   Nestle SA-Spons ADR     200        21,350
                                   PepsiCo                 400        16,475
                                   Philip Morris           480        18,900
                                                                     -------
                                                                     110,035

Health Care - 18.3%                Abbot Laboratories      620        25,342
                                   Am.  Home product       400        22,700
                                   Bristol  Myers Squibb   400        45,975
                                   Elli Lilly              200        13,212
                                   Johnson & Johnson       580        42,775
                                   Merck & Co.             345        46,143
                                   Pfizer                  640        69,560
                                   Roche Holdings ADR      180        17,685
                                   Schering-Plough         215        19,699
                                                                     -------
                                                                     301,093

Insurance  - 6.29%                 Berkshire Hathaway Cl. A  1        78,305
                                   Marsh & McLennan        420        25,384
                                                                     -------
                                                                     103,689

Media & Entertainment 4.01%        Walt Disney Co.         350        36,772
   & Photography                   Eastman Kodak           220        16,074
                                                                     -------
                                                                      52,845

Personal Care -  4.66%             Estee Lauder            200        13,937
                                   Gillette               1120        63,490

                                   Proctor & Gamble        500        45,531
                                                                     -------
                                                                      122,98

Publishing - 2.93%                 McGraw-Hill             300        24,469
                                   News Corp. Ltd.         500        16,062
                                                                     -------
                                                                      40,531

Retail - 6.19%                     Home Depot              250        20,765
                                   May Dept. Store         200        13,100
                                   Walgreen Co.            700        28,919
                                   Wal-Mart Corp.          650        39,487
                                                                     -------
                                                                      102,27
  Total Domestic common stocks   (Cost $1,364,177)      22,636     1,612,681

        SHORT-TERM INVESTMENTS - 2.32%
                                   Star Treasury                      38,325
                                                                     -------
                              Total investments  - 100.07%         1,651,007

        Other assets less liabilities -(0.07%)                        (1,164)
                                  Net assets 100%                $ 1,649,843


                                   KHAN GROWTH FUND
                         STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1998

ASSETS:
-------
 Investment, at market value (cost $1,402,502)              $ 1,651,007
 Dividends and interest receivable                                1,311
 Organization costs, net                                         29,641
 Reimbursement from advisor receivable                           51,451
                                                                -------
        Total assets                                          1,733,410

LIABILITIES:
------------
 Due to Khan Investment Inc. for organization cost               36,818
 Accrued expenses                                                46,749
                                                                 ------
Total liabilities                                                83,567

 Net assets applicable to shares outstanding                 $1,649,843
 Shares outstanding                                             267,324

Net asset value, offering and redemption price per
share                                                             $6.17
*See accompanying notes to financial statements.


                                   KHAN GROWTH FUND
                                STATEMENT OF OPERATION
                                    JUNE 30, 1998

        Investment income:
         Dividends                                              $ 9,360
         Interest                                                   515
                                                                    ---
        Total investment income                                   9,875

        Expenses
         Investment advisory fee                                  5,168
         Administration fee                                       1,723
         Registration fee                                         5,171
         Custodial fee                                            1,862
         Prospectus and shareholder's reports                     5,171
         Professional fees                                       23,376
         Director  fees and expenses                              1,242
        Amortization of organization costs                        3,649
         Insurance fee                                            1,034
         Miscellaneous                                           15,945
                                                                 ------

        Total expenses                                           64,341

        Reimbursed expenses                                     (50,560)
                                                                -------

        Net expenses                                             13,781
                                                                -------
        Net investment loss                                      (3,906)

        Realized and unrealized gain on investments:

          Net realized gain on sales of investment               10,575
          Net unrealized appreciation of investments            239,816
                                                                -------
          Net realized and unrealized gain on investments       250,391
          Net increase in net assets resulting from operations 246,485 See accompanying notes to financial statements

                                KHAN GROWTH FUND
                      STATEMENT OF CHANGES IN NET ASSETS
                      FOR SIX MONTHS ENDED JUNE 30, 1998

        Operations:
           Net investment loss                                 $ (3,906)
           Net realized gain on investments                      10,575
           Net unrealized appreciation on investments           239,816
                                                                -------
           Net increase in net assets resulting from
            operations                                          246,485

          Dividends paid to Shareholders                         (7,983)
          Capital gains (0.03 per share short term)              (7,983)
          Net Capital Share Transactions (Notes)                261,689
                                                                -------
          Total increase in net assets                          500,191

         Net assets in beginning of period                    1,149,652
                                                              ---------
         Net assets at end of period                        $ 1,649,843
                                                              ---------

         Net assets consist of:
           Paid-in capital                                  $ 1,396,431
           Accumulated net investment income(loss)               (5,043)
           Accumulated net realized gain on sales of
            investments                                           9,950
           Accumulated net unrealized appreciation of
            investments                                         248,505
                                                                -------
         Net assets                                          $1,649,843
                                                              ---------
        See accompanying notes to financial statements.

                               KHAN GROWTH FUND
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 1998

 (1) SIGNIFICANT ACCOUNTING POLICIES

     Khan Funds, (the Trust) is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Declaration of Trust provides for the issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. As of June 30 1998, the only series issued by the Trust is the Khan Growth Fund.

     The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common stock of large capitalization U.S. companies. Income is a secondary objective of the Fund. Khan Investment, Inc. serves as the Fund's investment adviser.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      A. SECURITY VALUATIONS - A security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost, which approximates market value.

      B. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS -Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      C. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

(2)  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory agreement with Khan Investment, Inc. (the Advisor). Under the terms of the investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the Trustees). The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and policies. For its services, the Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the period ended June 30, 1998, the Advisor was paid $5,168. for such services.

     The Fund has an administrative services agreement (the Agreement) with the Advisor. Under the terms of the Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. The Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical personnel. The Advisor shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. For these services, the Advisor receives an annual fee, payable monthly , computed on the value of the net assets of the fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the Fund. During the period ended June 30 1998, the Advisor was paid $1,723. for such services.

     The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund. These expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business day. As of June 30, 1998, the Fund has not made any payments. All operating expenses of the Fund including those stated above are limited to an annual rate of 2% of the net assets of the Fund as of the close of business each business day.

 (3) DIRECTORS' FEES AND EXPENSES

     Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan Investment, Inc.
(4)  INVESTMENT SECURITIES

     The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period ended June 30 1998 was $509,873 and $279,738 respectively. The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30 1998 is as follows:

       Aggregate unrealized appreciation of investment securities   $ 288,862
       Aggregate unrealized depreciation of investment securities     (40,357)
                                                                       ------
       Net unrealized appreciation of investment securities         $ 248,505
                                                                    =========
     Cost of investments for tax purposes is $1,402,502

 (5) CAPITAL STOCK

     Changes in the Fund's capital stock outstanding during the period ended June 30 1998 were as follows:

                                  SHARES      AMOUNT       SHARES       AMOUNT
                                  ------      ------       ------       ------

Shares sold                       44,054      253,706      201,854    1,034,741
Shares issued for reinvestment
 dividends and distribution
 distribution of capital gains     1,415        7,983
Shares redeemed                        0            0            0            0
Net increase                      45,469      261,689      201,854    1,034,741

As of June 30 1998 S. D. Khan and his family owned an aggregate of 66.38% of the outstanding shares of this Fund which may be deemed to control the Fund.

 (6) FINANCIAL HIGHLIGHTS

     Shown below are the financial highlights for a share of capital stock outstanding during the period January 1, 1998 to June 30 1998.

          Net asset value, beginning of the period               5.18
          Income from investment operations:
             Net investment income loss                         (0.01) (a)
             Net realized and unrealized gain on investment      1.03  (a)

             Dividend paid                                       (.03)
             Net asset value, end of period                   $  6.17
                                                                 ====
          Total return                                          43.98% (e)
                                                                =====
          Ratio of expenses to average net assets                2.00% (c)(d)(e)
                                                                =====
          Ratio of net investment income loss to average
             net assets                                         (0.57%)(d)(e)(f)
                                                                 ====
          Portfolio turnover rate                               20.49%
                                                                =====
          Average commission rate paid                         $ 0.0805 (g)
                                                               ========

          Net assets, end of period                         $ 1,664,553
                                                              =========
Financial Foot Notes:
      (a) Calculated using averaged shares outstanding of 242,173.
      (b) Total  return is not annualized.
      (c) After fee waivers and/or expenses reimbursements Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursement was 9.34% annualized.
      (d) Ratios are based an average net assets of $ 1,389,482
      (e) Annualized.
      (f) After fee waivers and/or expenses reimbursement, Ratio of net investment loss to average assets prior to fee waivers and/or expense reimbursement was 7.90% (annualized).
      (g) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.